Annual Fund Operating Expenses (dei_DocumentInformationDocumentAxis, (Wells Fargo Advantage CoreBuilder Shares - Series M), Series M)	0 Months Ended
May 01, 2013
(Wells Fargo Advantage CoreBuilder Shares - Series M) | Series M
Operating Expenses:
Management Fees	none
Distribution (12b-1) Fees	none
Other Expenses	none	[1]
Total Annual Fund Operating Expenses	none	[1]

[1]	The adviser has contractually committed to absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund's securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund's business. This commitment has an indefinite term. In the absence of this commitment, total annual fund operating expenses would have been 0.24%.